Exhibit 99.4

CIT ENTERS INTO DEFINITIVE AGREEMENTS
FOR $2.33 BILLION INVESTMENT BY THE U.S. TREASURY

Conditions to Notes Exchange Offer Satisfied

             NEW YORK – December 23, 2008 – CIT Group Inc. (NYSE: CIT), a commercial bank holding company, today announced that it has entered into definitive agreements (the “TARP Agreement”) with the U.S. Department of the Treasury (the “Treasury”) to sell $2.33 billion in CIT’s perpetual preferred stock and related warrants to the Treasury as a participant in the federal government’s Capital Purchase Program, part of the Troubled Assets Relief Program established under the Emergency Economic Stabilization Act of 2008. The closing of the sale is expected to occur on December 31, 2008.

             In connection with CIT’s entry into the TARP Agreement, all conditions to the consummation of CIT’s previously announced offer to exchange certain of its outstanding notes (the “Notes Exchange”) have been satisfied. The Notes Offer will expire at 5:00 PM EST on December 23, 2008. CIT expects the settlement of the Notes Exchange will occur on December 24, 2008.

             The securities offered in the Notes Exchange have not been registered under the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially due to numerous important factors that are described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond our control, and may cause our actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the success, or lack thereof, of the transactions and other initiatives we are pursuing, including the consummation of the transactions pursuant to the letter agreement with the U.S. Treasury to participate in the Capital Purchase Program established under the Economic Emergency Stabilization Act of 2008, and the consummation of the Notes Exchange. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

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CIT MEDIA RELATIONS:

C. Curtis Ritter, 212-461-7711
Vice President
Director of External Communications & Media Relations
Curt.Ritter@cit.com